                                                              Exhibit 23.01

                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our reports incorporated herein by reference and to the reference made to our firm under the heading "Experts" in the prospectus.




                                    KPMG PEAT MARWICK LLP


Boston, Massachusetts
April 24, 1996